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                                                                  Exhibit 10.37

                          DYNAMICS RESEARCH CORPORATION

             DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

                             BENEFICIARY DESIGNATION

I hereby designate the following beneficiary(s) to receive the following portions of my Account as remain unpaid at the time of my death:

                  Beneficiary                       Portion of Account

Name:___________________________________                ___________%
Address:  ______________________________
          ______________________________


Name:___________________________________                ___________%
Address:  ______________________________
          ______________________________


Name:___________________________________                ___________%
Address:  ______________________________
          ______________________________



I agree to notify the office of the Senior Vice President, Finance, Dynamics Research Corporation if a beneficiary's address should change.


                                      ________________________________________
                                                 Signature of Director

Date:  __________________